                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report                 May 16, 1996
              ------------------------------------------------------------------



                            CHANCELLOR CORPORATION
- --------------------------------------------------------------------------------
       (Exact Name of Registrant as specified in its charter)


    Massachusetts                    2-85329            04-2626079
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission        (IRS Employer Iden-
 of incorporation)                 File Number)       tification No.)


745 Atlantic Avenue, Boston, Massachusetts             02111
- -------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (617) 728-8500
                                                   -----------------------------



                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.
- -------    -------------

          On May 16, 1996, the Registrant issued a press release announcing its financial results for the three months ended March 31, 1996.

          Reference is made to the press release, a copy of which is attached as an exhibit to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial
- -------    -----------------------------------------
           Information and Exhibits.
           -------------------------

       (c) Exhibits

           1.  Press release dated May 16, 1996

                              SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHANCELLOR CORPORATION



                                 By: /s/ Stephen G. Morison
                                    ------------------------------
                                     Stephen G. Morison
                                     President and Chief Executive
                                     Officer